RELATED PARTY TRANSACTIONS	12 Months Ended
Jan. 02, 2022
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS:
Key management personnel compensation:
Key management personnel includes those individuals that have authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly, and is comprised of the members of the executive management team and the Board of Directors. The amount for compensation expense recognized in net earnings for key management personnel, including amounts for an executive who retired during fiscal 2021, was as follows:

	2021	2020

Short-term employee benefits	$12,296	$7,754
Post-employment benefits	907	170
Share-based payments	30,460	1,721
	$43,663	$9,645

The amounts included in accounts payable and accrued liabilities for share-based compensation awards to key management personnel were as follows:

	January 2, 2022	January 3, 2021

DSUs	$13,280	$8,433

Other:
During fiscal 2021, the Company incurred expenses for aircraft and other services of $1.5 million (2020 - $0.7 million), with companies controlled by the President and Chief Executive Officer of the Company. The payments made are in accordance with the terms of the agreement established and agreed to by the related parties. As at January 2, 2022, the amount in accounts payable and accrued liabilities related to the airplane usage and other services was $0.3 million (January 3, 2021 - $0.1 million).

On June 23, 2021, the aircraft agreement was amended with an effective date of January 1, 2021 to incorporate a minimum usage fee per year, which is calculated as the average usage in the two preceding fiscal years, excluding the years 2020 and 2021, multiplied by the hourly fee. As at January 2, 2022, the Company has a commitment of $1.3 million under this amended agreement, which relates to minimum usage fees for fiscal 2022.